UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 30, 2026
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INGRAM MICRO HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-42384	86-2249729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3351 Michelson Drive, Suite 100, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (714) 566-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	INGM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.        Results of Operations and Financial Condition.

On July 30, 2026, Ingram Micro Holding Corporation (the “Company”) issued a press release announcing its financial results for the Thirteen Weeks and Twenty-Six Weeks Ended June 27, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.
The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 8.01.        Other Events.
On June 15, 2026, an affiliate of Platinum Equity LLC ("Platinum Equity") completed a block trade of 5,167,069 shares of the Company's common stock at a price of $29.03 per share. The Company did not sell any shares in the transaction and did not receive any proceeds from the sale. Immediately following the completion of the transaction, Platinum Equity and its affiliated investment vehicles beneficially owned approximately 76.9% of the Company's common stock then outstanding.
On July 30, 2026, the Company announced that its board of directors had declared a cash dividend on the Company’s common stock of $0.086 per share. The dividend is payable on August 25, 2026, to stockholders of record as of August 11, 2026.
Item  9.01.        Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated July 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO HOLDING CORPORATION

By:	/s/ Michael Zilis
Name:	Michael Zilis
Title:	Executive Vice President and Chief Financial Officer
Date: July 30, 2026